SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2013

NEDAK Ethanol, LLC
(Exact Name of registrant as specified in its charter)

NEBRASKA	333-130343	20-0568230
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska		68713
(Address of Principal Executive Offices)		(Zip Code)

(402) 925-5570
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 8.01 Other Events

As previously disclosed, NEDAK Ethanol, LLC (the “Company”) is in default under its loan agreements with both its senior lender, AgCountry Farm Credit Services, FLCA (the “Senior Lender”), and its tax increment financing lender, Arbor Bank (the “TIF Lender”) and both the Senior Lender and the TIF lender have accelerated the repayment of all amounts due under the respective loan agreements and informed the Company that they intend to exercise their remedies under the respective loan agreements and take such actions as deemed necessary or desirable to protect their interest in the collateral which includes all or substantially all of the assets of the Company.

TIF Lender  Notice of Disposition of Collateral

On January 2, 2013, the Company received a Notice of Disposition of Collateral (“Disposition Notice”) from the TIF Lender notifying the Company that the TIF Lender intends to exercise its right to sell in public all of the Company’s now owned or hereafter acquired right, title and interest in and to that certain United States of America, State of Nebraska, City of Atkinson, Taxable Tax Increment Revenue Note (NEDAK Ethanol L.L.C. Project) Series 2007A, in the original principal amount of $6,864,000, dated as of June 19, 2007, executed by the City of Atkinson, Nebraska, to and in favor of the Company (the “City TIF Note”).  The City of Atkinson, Nebraska (the "City") issued the City TIF Note to the Company to reimburse the Company for certain infrastructure improvements relating to the Company's plant.

The City TIF Note is an obligation of the City, not of the Company, and serves as collateral for the loan received by the Company from the TIF Lender pursuant to the Loan Agreement dated June 19, 2007 (the “Original TIF Loan Agreement”) as amended and supplemented by that certain First Amendment to Loan Agreement dated December 31, 2011 (the “First Amendment” and together with the Original TIF Loan Agreement, the Amended and Restated Promissory Note (the “Restated Note”) issued December 31, 2011 pursuant to the First Amendment and the Security Agreement dated June 19, 2007, the “TIF Loan Documents”).  Pursuant to the TIF Loan Documents, upon an event of default by the Company, the TIF Lender has the right to sell the City TIF Note.

The Disposition Notice provides that a sheriff’s sale for the City TIF Note is scheduled to be held inside the front door of the Holt County Courthouse in O’Neill, Nebraska on January 18, 2013 at 1:30 p.m.

The foregoing description of the Disposition Notice does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Senior Lender Foreclosure Sale

As previously disclosed, the Senior Lender recorded a Substitution of Trustee under the Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Financing Statement, as amended (the “Deed of Trust”) which secures the indebtedness under the Senior Lender loan documents and on October 8, 2012, the substitute trustee recorded a Notice of Default and Election to Sell the trust property (“Election to Sell Notice”). The trust property includes the plant site, the transload site, the Company’s leased property and easements as described in more detail in the Deed of Trust.  The Company had two months following the recording of the Election to Sell Notice to cure the defaults under the Senior Lender loan agreements and pay the entire unpaid principal sum secured by the Deed of Trust.   Also as previously disclosed, the Company did not cure the defaults within the two-month period.  The substitute trustee has exercised its right to foreclose on the trust property and has initiated foreclosure proceedings to sell the trust property at a sheriff’s sale scheduled for 2:00 p.m. on January 22, 2013 inside the front door of the Holt County Courthouse in O’Neil, Nebraska.

Although the Company continues to explore all of its options including, without limitation (i) continued discussions with the Senior Lender and the TIF Lender, (ii) seeking new sources of financing and (iii) searching for potential purchasers of the Company or its assets, the Company can give no assurance that it will obtain sufficient funds from any source(s) to enable the Company to cure the defaults under its loan agreements with its lenders or that if it can obtain any additional financing, that such financing would be sufficient to restart production at the plant and commence operations.  The Company also can give no assurance that it will be able to find a potential purchaser of the Company and/or its assets, reach any agreement with its lenders that will enable the Company to restructure its current indebtedness or otherwise avoid the initiation and completion of the above-described foreclosure proceedings.

The Company expects that upon completion of the foreclosure proceedings described above, there will not be any monies or assets available to distribute to its members or creditors other than the Senior Lender and that the Company will not be in a position to resume operations.

FORWARD-LOOKING STATEMENTS - This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In particular, statements by the Company regarding its efforts to find alternative financing or potential purchasers of the Company, the foreclosure proceedings, as well as other statements of the Company’s expectations, anticipations, beliefs, plans, intentions, targets, estimates or projections and similar expressions relating to the future, are forward-looking statements within the meaning of these laws. Forward-looking statements in some cases can be identified by their being preceded by, followed by or containing words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” and other similar expressions. Forward-looking statements are based on assumptions and assessments made by the Company’s management based on current expectations and assumptions, historical trends, current conditions, expected future developments and other factors management believes to be appropriate. Any forward-looking statements are not guarantees of the Company’s future performance and are subject to risks and uncertainties that could cause actual results, developments and business decisions to differ materially from those contemplated by any forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Form 8-K. Except as otherwise required by law, the Company is not under any obligation, and expressly disclaims any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Notice of Disposition of Collateral from Arbor Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEDAK ETHANOL, LLC

January 8, 2013	By:	/s/ Jerome Fagerland
Jerome Fagerland
President and General Manager

Exhibit Index

Exhibit Number	Description
99.1	Notice of Disposition of Collateral from Arbor Bank